SUNSTONE FINANCIAL GROUP, INC.
                       207 EAST BUFFALO STREET, SUITE 400
                          MILWAUKEE, WISCONSIN  53202
                                (414) 271-5885

November 1, 1996

Securities and Exchange Commission
450 Fifth Street NW
Washington, DC  20549

Re:  Van Wagoner Funds, Inc.
     (33-98358;  811-9116)
     Filing Under Rule 497(e) of the Securities Act of 1933

Dear Sir or Madam:

On behalf of the above-referenced registered investment company, transmitted herewith for filing pursuant to Rule 497(e) of the Securities Act of 1933, as amended, is a Supplement to the Prospectus dated August 28, 1996. Questions concerning this filing may be directed to the undersigned at (414) 271-5885.

Very truly yours,



/s/ CONSTANCE DYE SHANNON
Legal and Compliance Manager






                            VAN WAGONER FUNDS, INC.

                          Supplement to the Prospectus
                             dated August 28, 1996

Van Wagoner Funds, Inc. (the "Funds") will distribute its own shares as of November 1, 1996. Consequently, the distribution agreement with Sunstone Financial Group, Inc. ("Sunstone") will be terminated as of such date and Sunstone will no longer act as distributor for the Funds.

Sunstone Investor Services, LLC assumed responsibility for providing transfer agent and dividend disbursing agent services for the Funds effective September 20, 1996. Sunstone Investor Services, LLC, 207 East Buffalo Street, Milwaukee, Wisconsin, an affiliate of Sunstone, replaces Sunstone as the Funds' transfer and dividend disbursing agent.

Notwithstanding the forgoing, there are no changes to the procedures for purchasing, redeeming or exchanging shares of the Funds as described in the Prospectus. The addresses, telephone numbers and wire instructions also remain as stated in the Prospectus.

The date of this Supplement is November 1, 1996. This Supplement should be retained with your Prospectus for future reference.